Supplement dated October 4, 2019
to the Prospectuses of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Variable Portfolio – Managed Volatility Conservative Fund	5/1/19
Variable Portfolio – Managed Volatility Conservative Growth Fund	5/1/19
Variable Portfolio – Managed Volatility Growth Fund	5/1/19
Columbia Funds Variable Series Trust II
Variable Portfolio – Managed Volatility Moderate Growth Fund	5/1/19
Columbia Variable Portfolio - Small Cap Value Fund and Columbia Variable Portfolio - Small Company Growth Fund are added as equity underlying funds in each of the funds' prospectuses.  In addition, the following is added to the Appendix A - Underlying Funds - Investment Objectives and Strategies section of the prospectus:
Columbia Variable Portfolio – Small Cap Value Fund
Columbia Variable Portfolio – Small Cap Value Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index (the Index) at the time of purchase (between $24.6 million and $6.2 billion as of March 31, 2019) that the Fund’s investment manager believes are undervalued and have the potential for long-term growth. The market capitalization range and composition of the companies in the Index are subject to change.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund also may invest in real estate investment trusts. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
Columbia Variable Portfolio – Small Company Growth Fund
Columbia Variable Portfolio – Small Company Growth Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index (the Index) at the time of purchase (between $8.3 million and $8.8 billion as of March 31, 2019). The market capitalization range and composition of the companies in the Index are subject to change.
The Fund invests primarily in common stocks of companies believed to have the potential for long-term, above-average earnings growth but may invest in companies for their short, medium or long-term prospects. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the consumer discretionary sector, health care sector and information technology and technology-related sectors.
The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The rest of the section remains the same.
PRO400-1 A (10/19)